EXHIBIT 99.1

CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF SARBANES-OXLEY ACT OF 2002


In connection with the quarterly report on Form 10-QSB of PCS Research Technology, Inc. (the " Company") for the quarterly period ended March 31, 2003 (the "Report"), the undersigned hereby certifies in his capacity as Chief Executive Officer of the Company, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

     1. The Report fully complies with the requirements of Section 13 (a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: May 15, 2003                    By: /s/ BRIAN M. OVERSTREET
                                           -------------------------------------
                                       Name:   Brian M. Overstreet
                                       Title:  Chief Executive Officer


In connection with the quarterly report on Form 10-QSB of PCS Research Technology, Inc. (the " Company") for the quarterly period ended March 31, 2003 (the "Report"), the undersigned hereby certifies in his capacity as Chief Financial Officer of the Company, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

     1. The Report fully complies with the requirements of Section 13 (a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: May 15, 2003                    By: /s/ MICHAEL H. LORBER
                                           -------------------------------------
                                       Name:   Michael H. Lorber
                                       Title:  Chief Financial Officer


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